Exhibit 10.77












                             OFFICE LEASE AGREEMENT

                                     between

                               1500 BROADWAY LTD.

                                  ("Landlord")

                                       and

                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

                                   ("Tenant")

                                       for

                            Wells Fargo Bank Building
                                  1500 Broadway
                                  Lubbock,Texas

                                  June 27, 2000





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                                TABLE OF CONTENTS
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


                                                                                                                Page
Article 1 BASIC LEASE PROVISIONS.................................................................................85
   1.1      Basic Lease Provisions...............................................................................85

Article 2 LEASE OF PREMISES......................................................................................86
   2.1      Lease of Premises....................................................................................86
   2.2      Condition of Premises................................................................................86
   2.3      Common Areas and Service Areas.......................................................................86
   2.4      Rentable Area........................................................................................87
   2.5      Verification of Rentable Area........................................................................87

Article 3 TERM AND POSSESSION....................................................................................87
   3.1      Term.................................................................................................87
   3.2      Surrender............................................................................................88
   3.3      Holdover.............................................................................................88

Article 4 RENT...................................................................................................88
   4.1      Base Rent............................................................................................88
   4.2      Payment of Rent......................................................................................88
   4.3      Base Year Operating Expense/Base Year Taxes..........................................................88
   4.4      Adjustment of Base Rent..............................................................................88
   4.5      Operating Expenses/Taxes.............................................................................88
   4.6      Reconciliation.......................................................................................89
   4.7      Occupancy Factor.....................................................................................89
   4.8      Maintenance of Records/Right to Audit................................................................89
   4.9      Operating Expenses...................................................................................90
   4.10     Exclusions From Operating Expenses...................................................................90
   4.11     Late Charge..........................................................................................91

Article 5 USE....................................................................................................91
   5.1      Use..................................................................................................92
   5.2      Rules and Regulations................................................................................92
   5.3      Compliance With Laws.................................................................................92
   5.4      Hazardous and Toxic Materials........................................................................92

Article 6 SERVICES...............................................................................................93
   6.1      Landlord's Services..................................................................................93
   6.2      Services at Tenant's Cost............................................................................93
   6.3      Interruption of Services.............................................................................94
   6.4      Janitorial...........................................................................................94
   6.5      Electricity..........................................................................................94
   6.6      Negation of Security Services........................................................................94

Article 7 ALTERATIONS AND REPAIRS................................................................................94
   7.1      Alterations..........................................................................................95
   7.2      Tenant's Repairs.....................................................................................95
   7.3      Landlord's Repairs...................................................................................95
   7.4      Access to Premises...................................................................................95

Article 8 INSURANCE..............................................................................................96
   8.1      Landlord's Insurance.................................................................................96
   8.2      Tenant's Insurance...................................................................................96
   8.3      Waiver of Claims.....................................................................................96
   8.4      Indemnity By Tenant..................................................................................96
   8.5      Indemnity By Landlord................................................................................97

Article 9 CASUALTY...............................................................................................97
   9.1      Substantial Destruction..............................................................................97
   9.2      Partial Destruction..................................................................................97

Article 10 CONDEMNATION..........................................................................................98
   10.1     Condemnation.........................................................................................98

Article 11 ENTRY BY LANDLORD.....................................................................................98
   11.1     Entry................................................................................................98

Article 12 SUBORDINATION AND NON-DISTURBANCE.....................................................................98
   12.1     Subordination, Non-Disturbance, and Attornment.......................................................98
   12.2     Quiet Enjoyment......................................................................................99

Article 13 ASSIGNMENT AND SUBLETTING.............................................................................99
   13.1     Assignment...........................................................................................99
   13.2     Subletting...........................................................................................99
   13.3     Liability............................................................................................99
   13.4     Consent.............................................................................................100

Article 14 DEFAULT..............................................................................................100
   14.1     Tenant Default......................................................................................100
   14.2     Landlord's Remedies.................................................................................100
   14.3     Costs...............................................................................................100
   14.4     Landlord Default....................................................................................101
   14.5     Tenant's Remedies...................................................................................101
   14.6     Non-Waiver..........................................................................................101
   14.7     Mitigation..........................................................................................101

Article 15 SIGNAGE..............................................................................................101
   15.1     Building Name.......................................................................................101
   15.2     Other Signs.........................................................................................101
   15.3     Change of Name......................................................................................102

Article 16 MISCELLANEOUS........................................................................................102
   16.1     Amendment...........................................................................................102
   16.2     Severability........................................................................................102
   16.3     Estoppel Certificates...............................................................................102
   16.4     Authority...........................................................................................102
   16.5     Removal of Tenant's Equipment.......................................................................102
   16.6     Successors and Assigns..............................................................................103
   16.7     Notice..............................................................................................103
   16.8     Headings............................................................................................103
   16.9     Number and Gender...................................................................................103
   16.10    Governing Law.......................................................................................103
   16.11    Inability to Perform................................................................................103
   16.12    Broker..............................................................................................104
   16.13    Entire Agreement....................................................................................104
   16.14    Time of Essence.....................................................................................104
   16.15    Parking.............................................................................................104
   16.16    Tenant Taxes........................................................................................104
   16.17    Attorneys' Fees.....................................................................................104
   16.18    Exclusive...........................................................................................104
   16.19    Conflict............................................................................................105
   16.20    Waiver of Landlord's Lien...........................................................................105
   16.21    Limitation of Landlord's Liability..................................................................105

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



                                  OFFICE LEASE

     This Office Lease is made and entered into as of the 27th day of June, 2000, by and between 1500 BROADWAY LTD., a Texas limited partnership ("Landlord") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association and successor by consolidation to Norwest Bank Texas, N.A. ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -


BASIC LEASE PROVISIONS

     Basic Lease Provisions. The following provisions set out various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

                  (a)      Building:        Wells Fargo Bank Building
                           Address:         1500 Broadway
                                            Lubbock, Texas

                  (b)      Land:            The tract(s) of land described in
                                            Exhibit "A".

                  (c)      Premises:        The portion of the Building
                                            containing the Rentable Area
                                            described in Section 1.1 (e) and
                                            Article 2 of this Lease.

                  (d)      Floor(s):        1 and 2


                  (e) Rentable Area-Premises: 58,000 square feet Rentable Area-Building: 205,000 square feet.


                  (f) Tenant's Share: 28.3%, which is the proportion, expressed as a percentage, that the Rentable Area in the Premises bears to the Rentable Area in the Building.

                  (g)      Monthly Base Rent - Premises:     $50,750.00 ($10.50
                                                             per square feet of
                                                             Rentable Area in
                                                             the Premises)

                  (h)      Base Year:        2001 for all Operating Expenses
                                             other than ad valorem taxes.
                           Base Year Operating Expense: The actual Operating
                                                        Expenses (excluding ad
                                                        valorem taxes)
                                                        determined in accordance
                                                        with Section 4.3.
                           Base Year Tax Expense for Tenant: $20,741.07 (the
                                                             year 2000 tax rate
                                                             multiplied by an
                                                             assumed assessed
                                                             value of $3,000,000
                                                             for the Building).

                  (i)      Parking:         19 Reserved Spaces at $-0- per
                                            space per month [See Exhibit "C"]


                  (j)      Term:            10 years.

                  (k)      Commencement Date: July 1, 2000
                           Expiration Date:   June 30, 2010, unless Tenant
                                              exercises its renewal option(s),
                                              if any, in which event the last
                                              day of the applicable Renewal
                                              Term (as defined in Exhibit "D")
                                              is the Expiration Date, or unless
                                              this Lease is earlier terminated
                                              in accordance with the provisions
                                              hereof, in which event the
                                              Expiration Date is the date of
                                              such earlier termination.

                  (1)      Tenant's Broker(s):   None
                           Landlord's Broker(s): None

                  (m)      Permitted Uses:       General office use and all
                                                 business and activities which
                                                 Tenant or any of its affiliates
                                                 are authorized by law to engage
                                                 in and conduct as a financial
                                                 institution, both directly and
                                                 through subsidiaries.

                  (n)      Renewal Options:      Two 5-year options [See
                                                 Exhibit "D", if applicable]

                  (o)      Addresses for notices due under this Lease:

        LANDLORD                          TENANT
        --------                          ------
1500 Broadway Ltd.                Wells Fargo Bank Texas, N.A.
Attn: Ross M. Cummings            Attn: William A. Holik
3305 Northland, Suite 301         P. 0. Box 6000, T5600-012
Austin, Texas 78731               San Antonio, Texas 78286

with copy to:                     with copy to:

Mr. Kim Lawrence                  Wells Fargo Bank Texas, N.A.
5720 LBJ Freeway, Suite 4 1, 0    c/o Wells Fargo Bank, N.A.
Dallas, Texas 75240               ATTN: Asset Manager
                                  Corporate Properties Group, (MAC #2803-096)
                                  333 South Grand Avenue, 7th Floor
                                  Los Angeles, California 90071


LEASE OF PREMISES

         Lease of Premises. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, containing the Rentable Area specified in subsection (f) of the Basic Lease Provisions, and shown on the floor plan(s) attached hereto as Exhibit "A-1". The Building and Land are referred to herein collectively as the "Project".

         Condition of Premises. Tenant accepts the Premises and the improvements located within the Premises "AS IS" and as suitable (in their present condition) for the purposes for which they are being leased. Tenant acknowledges that (i) Tenant has been occupying the Premises, (ii) Tenant is fully familiar with the condition of the Premises, and (iii) there are NO WARRANTIES, EITHER EXPRESS OR IMPLIED, other than the warranties, if any, that are set out in writing in this Lease. Neither Landlord nor any agent of Landlord has made any representation or warranty with respect to all or any portion of the Premises, the Building, or the Project, or with respect to the suitability of the Premises for the conduct of Tenant's business. Tenant further acknowledges that Landlord has no obligation to provide any leasehold improvements or any remedial improvements in the Premises or the Building in connection with the execution of this Lease.

         Common Areas and Service Areas. Landlord grants to Tenant the non-exclusive right to use the General Common Areas, On-Floor Common Areas and Service Areas (as those terms are hereinafter defined). Landlord will not reduce, alter, or modify any General Common Areas, On-Floor Common Areas or Service Areas or take any other actions regarding those areas that would adversely affect ingress and egress to the Premises, Tenant's existing signage, or customer parking. "General Common Areas" means those areas within (and measured from the mid-point of the walls enclosing) the Building's elevator machine rooms, main mechanical and electrical rooms, public lobbies, management office, if any, and other areas used in connection with the operation of the Building or to provide customary services to the Building and not leased to tenants. "On-Floor Common Areas" means all areas within (and measured from the mid-point of the walls enclosing) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Premises are located. In the case of a floor leased to more than one tenant, the allocation of the square footage of the On-Floor Common Areas on the floor is equal to the total On-Floor Common Areas on the floor multiplied by a fraction, the numerator of which is the Rentable Area of the portion of the Premises (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) located on the floor and the denominator of which is the Rentable Area of all office space leased or held for lease on the floor (excluding the allocation of General Common Areas and the allocation of the On-Floor Common Areas). "Service Areas" means the areas within (and measured from the rnid-point of the walls enclosing) Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts and such other rooms not actually available to Tenant for its furnishings and personnel. Areas for the specific and exclusive use of Tenant and installed at the request of Tenant, such as special stairs or elevators, are not included within the definition of Service Areas.

         Rentable Area. The term "Rentable Area" means rentable square feet measured pursuant to the prescribed method of measuring the square feet of an office building set out in the publication entitled Standard Method for Measuring Floor Area in Office Buildings published by Building Owners and Manager Association International and approved by American ANSI/BOMA Measuring Standards Institute, Inc. on June 7, 1996 (publisher's reference as ANSI/BOMAZ65.1-1996).

         Verification of Rentable Area. At any time during the first year of the Term, either Landlord or Tenant may cause the Premises and/or the Building to be measured by an independent architect or space planner competent to make the measurement to verify the actual number of square feet of Rentable Area included in the Premises and/or the Building. If the verified number of square feet of Rentable Area for the Premises is more or less than the number stated in the Basic Lease Provisions, the Base Rent will be adjusted, effective as of the Commencement Date, and for the balance of the Term, to reflect the Base Rent on the verified number of square feet of Rentable Area in the Premises. If the verified number of square feet of Rentable Area for the Building is more or less than the number stated in the Basic Lease Provisions, Tenant's Share will be adjusted, effective as of the Commencement Date and for the balance of the Term, to reflect the actual proportion that the verified number of square feet of Rentable Area in the Premises bears to the total verified number of square feet of Rentable Area in the Building. If an adjustment is required, Landlord or Tenant, as applicable, must pay to the appropriate party, in cash, the amount of any overpayment or underpayment of Base Rent and/or Tenant's Share of the actual Operating Expenses within 30 days after notice of the verified number of square feet of Rentable Area; and both parties agree to execute an amendment to this Lease providing for the adjustment.


TERM AND POSSESSION

         Term. This Lease is for the term specified in subsection 0) of the Basic Lease Provisions. The Term (hereinafter defined) commences on the Commencement Date specified in subsection (k) of the Basic Lease Provisions and expires, without notice to Tenant, on the Expiration Date specified in that subsection. Such term, together with any Renewal Term(s), if applicable, is herein called the "Term".

         Surrender. Subject to Section 16.5 of this Lease and except for damage from casualty or condemnation and ordinary wear and tear, Tenant must surrender the Premises in good order and condition upon the expiration or earlier termination of the Term.

         Holdover. If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease, Tenant will be deemed a tenant-at-will, terminable upon 30 days' written notice by either party. If Landlord does not give its consent to Tenant's remaining in possession prior to the expiration of the Term, Tenant remains subject to all of the obligations of Tenant under this Lease except that Tenant must pay Base Rent in an amount equal to 125% of the Monthly Base Rent then being paid by Tenant.

RENT

         Base Rent. Tenant agrees to pay rent ("Base Rent") for the Premises to Landlord in monthly installments in advance on the first day of each calendar month (i) in the amount specified in subsection (g) of the Basic Lease Provisions during the initial Term and (ii) in an amount determined in accordance with Exhibit "D" to this Lease during the applicable Renewal Term(s), if any.

         Payment of Rent. The term "Rent" means the Base Rent and all other amounts provided for in this Lease to be paid by Tenant, all of which constitute rental in consideration for this Lease and the leasing of the Premises. Rent must be paid to Landlord in legal tender of the United States of America at the times and in the amounts provided for herein at the address for Landlord specified above, or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent must be paid without notice, demand, abatement, deduction, or offset except as may be expressly set out in this Lease. If the Commencement Date and/or Expiration Date is other than the first day of a month, all Rent payable by Tenant will be prorated effective upon the Commencement Date or the Expiration Date, as applicable.

         Base Year Operating Expense/Base Year Taxes. The term "Base Year Operating Expense" means the total actual Operating Expenses for the Project (excluding actual ad valorem taxes for the Base Year) for the Base Year specified in subsection (g) of the Basic Lease Provisions divided by the Rentable Area in the Building. The term "Base Year Tax Expense for Tenant" means $20,741.07.

         Adjustment of Base Rent. Commencing on January 1 of the first full calendar year following the Base Year and continuing throughout the Term, Base Rent will be adjusted annually by an amount equal to Tenant's Share of the excess ("Operating Expense Excess"), if any, of the actual Operating Expenses (hereinafter defined) for the applicable calendar year over the Base Year Operating Expenses, plus, the amount, if any, by which Tenant's Share of the actual ad valorem taxes for the applicable calendar year exceeds the Base Year Tax Expense for Tenant ("Tax Expense Excess").

         Operating Expenses/Taxes. On or before December 1 of the Base Year and each calendar year thereafter, Landlord must deliver to Tenant a written statement setting out (i) its estimate of the Operating Expenses for the next calendar year, (ii) its estimate of the excess ("Estimated Operating Expense Excess"), if any, of the estimated Operating Expenses (excluding Estimated Taxes) for such year over the actual Operating Expenses for the Base Year, (iii) the amount of Tenant's Share of such Estimated Operating Expense Excess, (iv) its estimate of ad valorem taxes for the next calendar year ("Estimated Taxes"),
(iv) its estimate of the amount by which Tenant's Share of the Estimated Taxes exceeds ("Estimated Tax Excess") the Base Year Tax Expense for Tenant. Tenant must pay monthly installments of Base Rent for that calendar year in an amount equal to the Monthly Base Rent for such year increased by 1/12th of the Estimated Tax Excess and 1/12th of the amount of Tenant's Share of the Estimated Operating Expense Excess. If Landlord fails to provide the notice on or before December 1, Tenant will continue to pay monthly installments of Base Rent and the Estimated Tax Excess and Tenant's Share of Estimated Operating Expense Excess at the same rate paid during the immediately preceding calendar year until Landlord provides the notice.

         Reconciliation. Within 150 days after the end of the Base Year, Landlord must deliver to Tenant a written statement specifying the Base Year Operating Expenses per square foot of Rentable area in the Building, together with the supporting data establishing that amount. Within 90 days after the end of each subsequent calendar year after the Base Year that occurs wholly or partially during the Term, Landlord must deliver to Tenant a written statement setting out the (i) actual Operating Expenses during the immediately preceding calendar year, (ii) actual Operating Expenses for the Base Year, (iii) the amount of the Operating Expense Excess, if any, (iv) the amount of Tenant's Share of the Estimated Operating Expense Excess, (v) the actual ad valorem taxes during the immediately preceding calendar year, (vi) Tenant's Share of the actual ad valorem taxes for such year, (vii) the Base Year Tax Expense for Tenant; (vii) the amount of the Tax Expenses Excess, if, (viii) the amount of Tenant's Share of the Estimated Tax Expense Excess. Within 30 days after Landlord furnishes the statement to Tenant, Tenant must make a lump sum payment to Landlord of the total amount of Tenant's Share of the Operating Expense Excess plus the amount of Tenant's Share of the Tax Expense Excess due for the immediately preceding calendar year. The amount of Tenant's Share of the Estimated Operating Expense Excess and Estimated Tax Expense Excess for such calendar year previously paid by Tenant to Landlord, if any, will be credited against the lump sum payment. If the amount of the credit exceeds the lump sum payment due from Tenant and Tenant is not then in default under this Lease, Landlord must refund the excess credit to Tenant at the time Landlord furnishes the statement of the actual Operating Expenses and ad valorem taxes to Tenant. If the amount of the credit exceeds the lump sum payment due from Tenant by more than 10%, Landlord must, in addition to the payment specified in the preceding sentence, pay Tenant interest on the excess at the rate of 8% per annum. Interest will be calculated on the difference between Tenant's Share of the Estimated Operating Expense Excess plus the Estimated Tax Expense Excess and Tenant's Share of the Operating Expense Excess plus the Tax Expense Excess, commencing on January 31 of the then current calendar year and continuing until paid by Landlord. The obligation of Tenant or Landlord, as the case may be, to make a lump sum payment or refund according to the actual Operating Expenses and actual ad valorem taxes survives the expiration or termination of this Lease or termination of Tenant's right to possession of the Premises.

         Occupancy Factor. If the Building is not fully occupied during the Base Year or Landlord is not supplying all services to all portions of the Building during an entire calendar year, Operating Expenses will be adjusted as though the Building had been fully occupied and Landlord were supplying all services to all portions of the Building during the entire calendar year. No adjustment will be made to any item or component of Operating Expenses that does not actually vary with the rate of occupancy of the Building. Any adjustment that is made must be based on the extent to which that particular item or component actually varies with the rate of occupancy of the Building. To the fullest extent practicable, the adjustments for each year after the Base Year must be made in a manner consistent with the adjustments for the Base Year.

         Maintenance of Records/Right to Audit. Landlord must maintain complete and accurate records of all Operating Expenses of the Project. Tenant or Tenant's authorized representatives have the right, at Tenant's expense and upon reasonable notice (not less than 48 hours) exercised on or before 90 days after Tenant receives Landlord's statement of actual Operating Expenses, to inspect, audit, and copy Landlord's books and records relating to Operating Expenses for the Base Year or any year thereafter. Any inspection and audit will be conducted in Landlord's offices during normal business hours. If the payments of Tenant's Share of the Excess for any year are determined to have been incorrect, an appropriate payment must be made by or to Tenant, as the case may be, within 30 days after the completion of Tenant's audit so that Tenant pays only the amount of Tenant's Share of the actual Excess for that year. Landlord must reimburse Tenant for the reasonable cost of any inspection and audit if it reveals that the Excess for any year was misstated in Landlord's final statement of the actual Operating Expenses for such calendar year by more than 5%. If Tenant falls to timely request an audit in any calendar year, Tenant will be deemed to have waived its audit rights for that calendar year.

         Operating Expenses. The term "Operating Expenses" means and includes all expenses directly incurred by Landlord in the management, operation, repair, and maintenance of the Project, except those items specified in Section 4.10 of this Lease. Operating Expenses will be determined on an accrual basis in accordance with generally accepted real estate accounting practices for similar buildings located in the city in which the Project is located, consistently applied, and include, but are not limited to, the following:

     Wages, salaries, related taxes, insurance fees, benefits, and reimbursable expenses of all personnel engaged directly in operating, managing, repairing, and maintaining the Building and providing traffic control about the Project.
     All supplies and materials used in operating, repairing, and maintaining the Project.
     Cost of all utilities for the Project, including, without limitation, water, power, fuel, heating, lighting, air conditioning and ventilation.
     Cost of all maintenance, repair, janitorial, security, and other similar service agreements for the Project and the equipment used in the Project.
     Cost of all insurance relating to the Project and Landlord's personal property used in connection with die operations and management of the Project.
     Ad valorem taxes and assessments and any taxes in lieu of these taxes based on rent.
     Costs of repairs and maintenance.
     Amortization, with a market rate of interest, of the cost of installation of capital investment items that are primarily for the purpose of reducing operating costs or that may be required by any governmental authority having jurisdiction over the Project (including ADA matters). All such costs must be amortized over the reasonable life of the capital investment items.
     A reasonable management fee consistent with the market in which the Project is located, not to exceed the greater of 5% of gross rents or $3,500. Exclusions From Operating Expenses. Operating Expenses do not include any of the following:

     Leasing commissions, attorneys' fees, costs, and other expenses incurred in connection with leasing space in the Project.
     Costs incurred by Landlord in the discharge of its obligations for tenant improvements, if any.
     Costs (including permit, license, and inspection fees) incurred in renovating or otherwise improving or decorating, painting, or redecorating vacant space or space for tenants or prospective tenants of the Project.
     Any cost or expense to the extent that Landlord is entitled to payment or reimbursement from any tenant (including Tenant), insurer, or other person (other than through payment of its proportionate share of Operating Expenses) or for which any tenant (including Tenant) pays third persons.
     Any security costs paid by Tenant directly to third party security firms. Any depreciation and amortization on the Project except as expressly permitted herein.
     Costs incurred due to violation by Landlord of any applicable laws, ordinances, or other legal requirements pertaining to the Project, or of the terms and conditions of this Lease or any other lease relating to the Project.
     Except to the extent paid for taxes or insurance, debt service on any mortgages or other debt, or rent on any ground or underlying lease or other similar financing device.
     All items and services for which Tenant reimburses Landlord outside of Operating Expenses or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Project (other than Tenant) without reimbursement.
     Advertising and promotional expenditures.
     Repairs and other work to the Project occasioned by fire, windstorm, or other casualty for which Landlord or Landlord's mortgagee is entitled to be paid through insurance or condemnation proceeds.
     The cost of installing, operating, and maintaining any specialty service, including, but not limited to, an observatory, broadcasting facilities, luncheon club, or athletic or recreational club.
     The cost (including increased real estate taxes and other Operating Expenses related to) of any additions, repairs, alterations, changes, replacements, and other items which under generally accepted real estate accounting practices should be capitalized or are not properly classified as an expense.
     Any costs otherwise includable in Operating Expenses representing an amount paid to any person or entity related to Landlord which is in excess of the amount which would have been paid in the absence of the relationship.
     Lease payments for rented equipment, the cost of which equipment would not constitute an expense under generally accepted real estate accounting practices, consistently applied, if the equipment were purchased.
     Any expenses for repairs or maintenance that were covered by warranties and service contracts in existence on or after the Commencement Date.
     Costs of Landlord's general overhead and general administrative expenses that would not be chargeable to Operating Expenses of the Project in accordance with generally accepted cash basis real estate accounting practices, consistently applied.
         The cost of any work or service performed for any tenant of the Building (other than Tenant) to a materially greater extent or in a materially more favorable manner than that furnished generally to the tenants and other occupants (including Tenant), including, without limitation, the cost of HVAC provided in excess of that described in Article 6;
Late Charge. Any installments of Rent not received by Landlord by the 15th day of each month will bear interest at the rate of 10% per annum from the 16th day of each month until paid. It is agreed that the late payment charge constitutes liquidated damages to reimburse Landlord for the damages to Landlord in connection with the handling and processing of the late Rent installments. Any amounts due by Tenant under this Lease that are not received by Landlord by the 60' day of after the date due will bear interest at the rate of 18% per annum from the 31st day after the due date until paid.


USE

         Use. Tenant and/or any assignee or sublessee may use and occupy the Premises only for the purposes specified in subsection (m) of the Basic Lease Provisions and for no other purposes. Tenant may not do, or permit anything to be done, in or about the Premises nor bring or keep anything in the Premises that will in any way increase the existing rate of, or affect, any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering all or any part of the Project or any of its contents. Tenant may not do anything, and must use reasonable efforts to cause its agents, employees, and contractors not to do anything, in or about the Premises that will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or create unreasonable elevator loads or otherwise interfere with standard Building operations. Tenant will not permit any nuisance in, on, or about the Premises. Landlord will not do anything, and must use reasonable efforts to cause its agents, employees, contractors, and other tenants and occupants of the Project not to do anything, in or about the Project that will in any way obstruct or interfere with the rights of Tenant under this Lease or injure or annoy Tenant. Landlord will not permit any nuisance in, on, or about the Project.

         Rules and Regulations. Tenant, its servants, employees, agents, visitors, and licensees, will observe and comply with the Rules and Regulations set out in Exhibit "B" and will abide by and conform to any additional or substitute rules and regulations for the Building subsequently adopted by Landlord after Tenant receives a copy of them. Landlord must enforce the rules and regulations equitably and uniformly as to all tenants in the Project.

         Compliance With Laws. Tenant will comply with, and will use its reasonable efforts to cause its agents, employees, and contractors to comply with, all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction over the Project) relating to the use, condition, or occupancy of the Premises. Landlord will comply with, and will use its reasonable efforts to cause its agents, employees, and contractors to comply with, all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction over the Project) relating to the use, condition, or occupancy of the Project.

         Hazardous and Toxic Materials.
         For purposes of this Lease, hazardous or toxic materials means asbestos containing materials and all other materials, substances, wastes, and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals under then-current applicable governmental laws, rules or regulations or that are subject to any right-to-know laws or requirements.
         Tenant will not knowingly incorporate into, or use or otherwise place or dispose of at, the Premises or any other portion of the Project any hazardous or toxic materials, except for use and storage of cleaning and office supplies used in the ordinary course of Tenant's business, and then only if (i) the materials are in small, legal quantities, properly labeled and contained, (ii) the materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use, and disposal, (iii) notice of and a copy of the current material safety data sheet is provided to Landlord for each hazardous or toxic material, and (iv) the materials are used, transported, stored, handled, and disposed of in accordance with all applicable governmental laws, rules, and regulations. Landlord may periodically inspect, take samples for testing, and otherwise investigate the Premises for the presence of hazardous or toxic materials.
         Landlord shall not knowingly dispose of at the Premises or any other portion of the Project any hazardous or toxic materials that would materially and adversely affect Tenant's access, use or occupancy of the Premises.
         If Landlord or Tenant has knowledge of the presence in or on the Premises or any other portion of the Project of hazardous or toxic materials which affect the Premises that was not known to the parties as of the Commencement Date, the party having knowledge must notify the other party thereof in writing promptly after obtaining such knowledge.
         If Tenant or its employees, agents, or contractors violates the provisions of paragraph (b) of this Section or otherwise contaminate the Premises or the Project, Tenant must clean-up, remove, and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules, and regulations and then prevalent industry practice and standards and must repair any damage to the Premises or the Project within such period of time as may be reasonable under the circumstances after written notice by Landlord (collectively, "Tenant's Environmental Corrective Work"). However, the parties agree that neither party is required to remediate any violations of hazardous and toxic materials laws existing prior to or on the date of this Lease, but Tenant must reasonably cooperate with any Operations and Maintenance Program instituted by Landlord. Tenant must notify Landlord of its method, time, and procedure for any clean up or removal; and Landlord may require reasonable changes in such method, time, or procedure or require that the work be done after normal business hours. Tenant's obligations under this subsection survives the termination of this Lease.
         If any Tenant's Environmental Corrective Work (i) is to occur outside of the Premises or (ii) will in any way affect any portion of the Building other than the Premises, Landlord may, but is not obligated to, undertake the Tenant's Environmental Corrective Work. The work must be performed in accordance with the same standards and provisions as are applicable to performance of Tenant's Environmental Corrective Work. Tenant will allow Landlord, its agents, employees, and contractors such access to any unrestricted areas of the Premises that Landlord may reasonably request in order to perform such Tenant's Environmental Corrective Work. Within 30 days after receiving an invoice, Tenant must reimburse Landlord for the costs incurred by Landlord to perform such Tenant's Environmental Corrective Work.

SERVICES

     Landlord's Services. Except as expressly provided to the contrary in this Lease, Landlord must, at Landlord's expense, furnish the following services to Tenant and the Project in accordance with the standards of comparable similar buildings in the area in which the Project is located:

     Subject to curtailment as required by governmental laws, rules, or regulations, air conditioning and central heat, in season, during normal Building hours, which are 7:00 a.m. through 7:00 p.m. on weekdays and 7:00 a.m. through 1:00 p.m. on Saturdays, excluding federal banking holidays ("Holidays").
     Subject to the terms of Section 6.4, janitorial services (including daily cleaning service and periodic window cleaning) in the Premises and public portions of the Project for all days except Saturdays, Sundays, and Holidays.
     Hot and cold water at those points of supply provided for drinking, toilet, and lavatory purposes.
     Maintenance for all public, structural, and exterior portions of the Project.
     Electric lighting service for all public portions of the Project and Building standard lighting in the Premises.
     To the extent the Building contains elevators, automatic passenger elevator service and freight elevator service (in common with other tenants) at all times for access to and egress from the Premises.
     Electric energy for normal office equipment such as typewriters, dictation machines, calculators, copiers, word processing equipment, personal computers, other machines of a similar low electrical consumption, including all electrical services necessary for the operation of the ATM Facilities.
     Replacement of fluorescent light bulbs in any Building standard light fixtures located in the Premises, the On-Floor Common Areas, and the General Common Areas.
     Any other services, utilities, and amenities customarily provided by landlords in comparable multi-tenant office buildings in the locality of the Building. Except as set out elsewhere in this Lease to the contrary, failure by Landlord to provide these defined services or any other services not enumerated, or any cessation of these services, will not (i) render Landlord liable in any respect for damages to either person or property, unless the failure is the consequence of Landlord's negligence or willful misconduct or willful omission,
(ii) be construed as an eviction of Tenant, or (iii) work an abatement of Rent or relieve Tenant from any of Tenant's obligations under this Lease.

     Services at Tenant's Cost. Upon request of Tenant, Landlord will provide Tenant with air conditioning, heating, and electricity in excess of the quantities described above, Within 30 days following Tenant's receipt of a statement from Landlord, Tenant must pay Landlord the actual charges incurred by Landlord for providing the excess services to Tenant. The amount payable by Tenant may not exceed, the rates for such excess then generally being charged to tenants in other comparable office buildings in the locality of the Building. If more than one tenant has requested or is furnished excess service for all or some of the same hours, the charge must be prorated, based upon the rentable area of the premises leased by those tenants requesting and/or availing themselves of the excess services. Tenant will notify Landlord if Tenant has installed or intends to install any equipment in the Premises which consumes or will consume heating, air conditioning, or electrical services in excess of the quantities described in Section 6.1. Tenant may, at Tenant's expense, install a separate meter to record Tenant's use or consumption of excess services.

         Interruption of Services. If any of the services required to be provided by Landlord require electricity, gas, water, or other services supplied by public utilities, Landlord is obligated only to use its good faith efforts to cause the applicable public utilities to furnish these utilities. Landlord will not be in default under this Lease if Landlord uses reasonable diligence to restore the services after Landlord receives written notice of the problem. Notwithstanding the above, if services are interrupted for 3 consecutive days and the interruption causes Tenant to close the Premises during the interruption, Tenant's Rent will be abated commencing on the 4th day of interrupted service and continuing thereafter until Tenant is able to use the Premises. If services are interrupted continuously for 2 consecutive weeks (which 2?weck period will be extended by up to 14 additional days so long as Landlord has commenced and is diligently pursuing restoration activities) and the interruption causes Tenant to close the Premises during the interruption, Tenant may terminate this Lease upon written notice to Landlord. The termination will be effective on the date Tenant was required to close the Premises.

         Janitorial. At any time during the Term, Tenant may, at its own expense and following written notice to Landlord, discontinue the janitorial service provided by Landlord to all or any portion of the Premises and employ its own janitorial service to perform the normal janitorial services within the Premises. If Tenant elects to contract directly for janitorial service to all or any portion of the Premises, Landlord will no longer include within Operating Expenses the cost of providing janitorial service to that portion of the Premises (but not the cost of providing janitorial service to the General Common Areas) in calculating Tenant's Share of actual Operating Expenses for the Building, effective as of the commencement date of Tenant's janitorial contract. Landlord may reasonably approve any provider selected by Tenant and may require that the provider be bonded and insured.

         Electricity. Notwithstanding anything contained Section 6.1 to the contrary, at any time during the Term, Tenant may, at Tenant's sole option and expense and following written notice to Landlord, cause the electrical services to the Premises to be separately metered or sub-metered. Effective as of the date provided in such written notice, Tenant will pay all electrical costs relating to the Premises, and Landlord will no longer include within Operating Expenses the cost of providing such electrical service to the Building in calculating Tenant's Share of actual Operating Expenses for the Building. Tenant acknowledges and agrees that current electrical system servicing the Building may not be adequate to carry the full electrical load for all of Tenant's equipment, fixtures, appliances, and other devices which operate on the electrical system. Therefore, Tenant releases Landlord from all liability, loss, or damage arising from the inadequacy of the electrical service and system as it exists on the Commencement Date.

         Negation of Security Services. Landlord is not required to provide any security services to the Project for the benefit of any tenant or Tenant. Tenant may contract directly (and pay) for such services. Landlord, however, is entitled to reasonably approve any such provider and may require such provider to be bonded and insured.


ALTERATIONS AND REPAIRS

         Alterations. Tenant may make, or allow to be made, at its own cost and expense, any alterations, installations, additions, or improvements in or to the Premises costing $50,000 or less and not involving the structural or mechanical systems of the Building without Landlord's prior written consent. All alterations, installations, additions, or improvements, other than the hereinafter defined Tenant's Equipment, will remain upon, and be surrendered with, the Premises at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises. If Tenant occupies the Premises on the Effective Date of this Lease, Landlord consents to the presence of all safes, vaults, heavy furniture, and equipment that are situated on or in the Premises on the Effective Date. If Tenant does any work, all construction work done by Tenant within the Premises must be performed a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with the transaction of business in the Building. Tenant agrees to indemnify Landlord from and against any lien, loss, liability, or damage resulting from such work. Tenant must, if requested by Landlord, furnish security satisfactory to Landlord against any such loss, liability or damage. In no event will Tenant cause or permit any liens to be placed against the Premises or the Project as a result of such activities.

         Tenant's Repairs. Except as provided in Section 7.3, Tenant will, at Tenant's sole cost and expense, keep the area between the finished floor to the finished ceiling within the Premises in good condition and repair. Subject to the provisions of Section 8.3 (regarding waiver of subrogation), Article 8 (regarding casualty), and Article 10 (regarding condemnation), Tenant must repair or replace any injury or damage to the Premises or Project, or their appurtenances or fixtures, caused by or resulting from the act, omission, or neglect of Tenant or Tenant's employees, servants, agents, assignees, or subtenants. If Landlord is entitled to receive any insurance proceeds in connection with such damage, the proceeds will be applied to, or offset against, Tenant's cost of repairing the damage. If Tenant causes the damage and the cost to Landlord for its insurance on the Project increases, Tenant must pay the amount of the increase in insurance costs. If Tenant fails to repair or replace any damage to the Premises or Project resulting from the negligence or intentional act of Tenant, its employees, servants, agents, assignees, or subtenants, within 30 days following written notice from Landlord of the need for any the repairs, Landlord may, but is not obligated to, cause the maintenance, repair, or replacement to be done. Tenant will reimburse Landlord for all reasonable costs related to the repair within 30 days following written demand.

         Landlord's Repairs. Landlord must maintain in good condition and repair
(1) the roof, floor, subfloor, and foundation of the Building; (ii) the parking areas, parking structures, and landscaping within the Project; (hi) all load bearing and structural elements of the Building and the Premises; (iv) the General Common Areas, On-Floor Common Areas, and Service Areas (including, without limitation, all doors, corridors, windows, and other structures therein); (v) the structural soundness of exterior walls of the Building and the Premises; and (vi) all equipment (other than Tenant's Equipment) servicing the Premises. Landlord, at it's sole cost and expense, also must repair any damage to the Premises resulting from any damage to any items that Landlord is required to maintain. If, within 30 days following written notice to Landlord from Tenant specifying the nature of a repair needed Landlord fails to commence and diligently pursue the repair and thereafter within a reasonable time and subject to force majeure delays effect the requested repair, Tenant may, but is not obligated to, cause the repairs to be done. Landlord must reimburse Tenant for all reasonable costs related thereto within 30 days following written demand. If Landlord fails to reimburse Tenant within the 30-day period, Tenant may offset the costs against monthly installments of Rent payable by Tenant under this Lease in the direct order of maturity. Except as set out in this Section or elsewhere in this Lease, Landlord is not required to make any improvements to or repairs of any kind or character to the Premises during the Term of this Lease.

         Access to Premises. Except in an emergency or during the prosecution of temporary repairs, Landlord may not, without the prior written consent of Tenant (such consent not to be unreasonably withheld or delayed), temporarily or permanently (i) change the location of, close, block, or otherwise materially alter or materially restrict the use of any entrances, corridors, skywalks, tunnels, doorways, or walkways leading to or providing access to any part of the Building; (ii) materially block, close, or change, or consent to any closure or change by public authorities of, the location of the curb cuts providing access to the Building.

INSURANCE

         Landlord's Insurance. Landlord must insure the Project and maintain (i) "all risk" property insurance in an amount equal to the full replacement cost of the Building and other improvements to the Project and (ii) commercial general liability insurance with a contractual liability endorsement in the amount of at least $2,000,000.00 combined single limit with respect to property damage, bodily injury, or death to any number of persons in any one accident or occurrence. The premiums for Landlord's insurance are an Operating Expense. Landlord will deliver a certificate of insurance to Tenant concurrently with the execution of this Lease and within 10 days after replacing the required insurance following termination or cancellation of such existing insurance.

         Tenant's Insurance. Tenant, at its sole cost and expense, must obtain and maintain in full force and effect during the Term of this Lease (i) all insurance coverage necessary or desirable for the full protection against loss or damage from fire or other casualty of the non-Building standard improvements, Tenant's Equipment, and other goods, furniture, or property placed in the Premises; (ii) commercial general liability insurance with a contractual liability endorsement in the amount of at least $2,000,000.00 combined single limit with respect to property damage, bodily injury, or death to any number of persons in any one accident or occurrence; and (iii) workers' compensation and employer's liability insurance to the extent required by applicable law. All policies must be obtained from responsible insurers that are authorized to transact business in the State of Texas. Tenant will deliver certificates of insurance in form reasonably acceptable to Landlord as soon as practicable after the placing of the required insurance, but not later than 10 days prior to Tenant's occupancy of all or any part of the Premises. Tenant will use reasonable efforts to see that all policies contain an undertaking by the insurers to notify Landlord (and, if specifically requested by Landlord, the mortgagees of Landlord) in writing not less than 30 days before any material change affecting the Premises, reduction in coverage, cancellation, or other termination thereof. If Tenant fails to procure and maintain the required insurance, Landlord may, but is not obligated to, procure and maintain the coverages at Tenant's expense. Notwithstanding anything contained in this Lease to the contrary, Tenant may self-insure against any risk for which it is required to carry insurance under this Article.

         Waiver of Claims. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each releases the other from all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any injury, death, loss, or damage to persons, the Premises, the Project, or property located in or on the Premises or the Project, caused by a peril or injury that is covered by a standard "all risks" property insurance policy or a workers compensation policy, even if the injury, death, loss, or damage is caused by the fault or negligence of the other party or anyone for whom that party is, or may be, responsible. Landlord and Tenant each represent and warrant that it is authorized, on behalf of its respective insurance company(ies), to release the other, by way of subrogation, on behalf of the insurance company(ies).

         Indemnity By Tenant. Except for claims, actions, damages, liability, or expense, (i) with respect to which Landlord has an indemnity obligation to Tenant elsewhere in this Lease or (ii) resulting from any act or omission of Landlord, its officers, partners, agents, contractors, employees, or invitees not covered by Section 8.3 of this Lease, Tenant agrees to indemnify and defend Landlord from and against any and all claims, actions, damages, liability, and expense (including, but not limited to, court costs, costs of investigation, and reasonable attorneys' fees) in connection with loss of life, bodily injury, and/or damage to property of Landlord or any other person arising from or out of Tenant's use or occupancy of the Premises or an), other part of the Project, occasioned wholly or partially by act or omission of Tenant, its officers, partners, agent, employees, contractors, or invitees, including, but not limited to, any failure by Tenant to perform any of its obligations under this Lease.
         Indemnity By Landlord. Except for claims, actions, damages, liability, or expense (i) with respect to which Tenant has an indemnity obligation to Landlord elsewhere in this Lease or (ii) resulting from any act or omission of Tenant, its officers, partners, agents, contractors, employees, or invitees not covered by Section 8.3 of this Lease, Landlord agrees to indemnify and defend Tenant from and against any and all claims, actions, damages, liability, and expense (including, but not limited to, court costs, costs of investigation, and reasonable attorneys' fees) in connection with loss of life, bodily injury, and/or damage to property of Tenant or any other person arising from or out of Landlord's use or occupancy of the Premises or any other part of the Project, occasioned wholly or partially by act or omission of Landlord, its officers, partners, agent, employees, contractors, or invitees, including, but not limited to, any failure by Landlord to perform any of its obligations under this Lease.

CASUALTY

         Substantial Destruction. If (i) either the Premises or the Building is totally destroyed by fire or other casualty or damaged so that rebuilding cannot reasonably be substantially completed within 180 days after Landlord's receipt of written notification of the damage, (ii) the Building is damaged to the extent. that it is unsuitable for use in a manner comparable to its use prior to the damage and such damage cannot be repaired and the Building restored to such use within 150days from the date of the damage, or (iii) the Building is not substantially damaged but insurance proceeds are not made available to Landlord by Landlord's lender for repair purposes, either party may terminate this Lease upon written notice to the other within 30 days after both pal-ties are notified as to the length of the period required to rebuild or repair the Building or the lack of available insurance proceeds. If the Lease is terminated, the Rent will be abated for the unexpired portion of the Lease, effective as of the date of the damage.

         Partial Destruction. If this Lease is not terminated pursuant to
Section 9.1, Landlord must proceed with reasonable diligence to rebuild or repair the Building, Premises, and other improvements to substantially the same condition in which they existed prior to the damage. If Tenant's use of the Premises or the conduct of its business is impaired because of the damage, regardless of whether the Premises are themselves damaged, the Rent payable under this Lease during the period of impairment will be equitably reduced based on the degree to which Tenant's use and enjoyment of the Premises are impaired. The reduction in the Rent will continue until the first to occur of (i) the 60th day after the date Landlord completes restoration of the Premises and Building to substantially the condition existing prior to the damage or (ii) the date Tenant resumes full operation of its business from the Premises. Landlord's obligation to rebuild or restore under this Section is limited to restoring the Premises and Building to substantially the condition in which they existed prior to the damage, exclusive of improvements for which Tenant is responsible under the terms of this Lease. Promptly following Landlord's completion of its work, Tenant, at its sole cost and expense, must proceed with reasonable diligence to restore those improvements for which Tenant is responsible under this Lease to substantially the condition in which they existed prior to the damage. If this Lease is not terminated pursuant to Section 9.1 and Landlord falls to substantially complete the necessary repairs or reconstruction within 180 days from the date of Landlord's receipt of written notification of the damage, Tenant may terminate this Lease by delivering written notice of termination to Landlord. All rights and obligations of Tenant under this Lease will terminate as of the date of the damage or casualty. If the damage to the Premises or the Building occurs during the last 12 months of the Term (or any applicable Renewal
Term) and the damage cannot be fully repaired within 30 days, Tenant may terminate this Lease effective as of the date of the damage by giving Landlord written notice of its election to do so within 30 days of the occurrence of the damage.



CONDEMNATION

Condemnation. If all or substantially all of the Premises is taken by eminent domain or for any public or quasi-public use or purpose, this Lease will terminate on the date the condemning authority takes possession. If only a part of the Premises is taken or if any portion of the Project necessary, in Tenant's reasonable judgment, for the conduct of Tenant's business (including, without limitation, that portion of the Project providing ingress or egress to the Motorbank Facilities), Tenant either may (i) terminate this Lease on the date the condemning authority takes possession by giving notice to Landlord of its election to do so within 30 days after the date of the taking or (ii) continue this Lease in full force and effect as to that part of the Premises not taken. If Tenant elects to continue this Lease, Base Rent will be reduced (from and after the date of the taking of possession) in the proportion that the number of square feet of the Premises taken, if any, bears to the total number of square feet contained in the Premises immediately prior to the taking. If 20% or less of the Premises is taken or sold or if this Lease is not terminated upon ally taking or sale of greater than 20% of the Premises, Rent payable under this Lease will be abated as of the date of the taking or sale in proportion to the portion of the Premises that is rendered untenantable by the taking; and Landlord must proceed with all reasonable diligence to restore the Premises to substantially its former condition. Landlord is not required, however, to spend more than the amount received by Landlord or made available by Landlord's lender as compensation for the taking of the applicable portion of the Premises. If this Lease is not terminated pursuant to this Section and Landlord falls to substantially complete the necessary repairs within 180 days from the date of the taking, Tenant may terminate this Lease by delivering written notice of termination to Landlord. All rights and obligations of Tenant under this Lease will terminate as of the date of the taking of possession.

ENTRY BY LANDLORD

Entry. Landlord, its agents, employees, and representatives, may enter the Premises at any time following at least 24 hours' prior written notice to Tenant to show the Premises (exclusive of any security areas) to prospective purchasers of the Project and lenders or for the operation and maintenance of the Project. Landlord may not materially interfere with or impair Tenant's use and enjoyment of the Premises while exercising its rights under this Section. During the last 12 months of the Term, or any applicable Renewal Term, Landlord, its agents, employees, and representatives, also may enter the Premises at any time following at least 24 hours' prior written notice to Tenant to show the Premises (exclusive of any security areas) to prospective tenants.


SUBORDINATION AND NON-DISTURBANCE

Subordination, Non-Disturbance, and Attornment. Subject to the remaining provisions of this Section, this Lease is subject and subordinate to any ground or similar leases and to all mortgages that hereafter encumber or affect the Project and to all renewals, modifications, consolidations, replacements, enlargements, and extensions of any such leases and mortgages at the election of the lessor(s) and/or mortgagee(s). If any lease or mortgage is terminated or foreclosed, as the case may be, this Lease will not terminate and Tenant's possession of the Premises will not be disturbed during the Term or any Renewal Term so long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of Rent or in the performance of any of the terms, covenants, or conditions of this Lease to be performed by Tenant. Tenant will attorn to the lessor under such lease or the purchaser at such foreclosure sale, as the case may be. Subject to the following sentence, the lessor or purchaser at the foreclosure sale will be bound by the terms of this Lease. No lessor or purchaser will be (i) liable for any act or omission of any prior landlord (including Landlord); (ii) subject to any offsets or defenses Tenant may have against any prior landlord (including Landlord); (iii) bound by Rent paid by Tenant to any prior landlord (including Landlord) for any period other than the current month; or (iv) bound by any security or advance rental deposit made by Tenant that is not delivered or paid over to the lessor or subsequent purchaser.

Quiet Enjoyment. If Tenant pays the Rent and performs Tenant's obligations under this Lease, Tenant may peaceably and quietly enjoy the Premises for the Term and any Renewal Term.


ASSIGNMENT AND SUBLETTING

Assignment. Tenant may assign its rights under this Lease without Landlord's prior approval to any (i) entity controlling, controlled by, or under common control with Tenant or into which Tenant is merged or consolidated; (ii) state or national banking association; or (iii) state or federal savings and loan association or federal savings bank ("Permitted Transferee"). Tenant may assign its rights under this Lease to any other party with Landlord's prior written approval, which approval will not be unreasonably withheld or delayed. Landlord's right to approve any assignee of Tenant's rights under this Lease is limited to approval of (A) the character, reputation, and financial strength of the proposed assignee, (B) compliance of the proposed use with any deed restrictions affecting the Project, the Permitted Uses set out in subsection (m) of the Basic Lease Provisions, and any use restrictions contained within then existing leases in the Project. No other factors may be considered. Landlord must indicate its written approval or disapproval of any proposed assignee within 30 days after Tenant gives notice to Landlord of the proposed assignment, including the identity of the proposed assignee and reasonably sufficient information as to the proposed assignee and proposed use to enable Landlord to evaluate the assignee's character, reputation, and financial strength and to determine compliance of the intended use. If Landlord falls to indicate its approval or disapproval within the 30?day period, Landlord will be deemed to have approved the requested assignment. Any assignment of Tenant's rights under this Lease that are not in accordance with this subsection is voidable at Landlord's option.

Subletting. Tenant may sublease any portion of the Premises so long as (1) the sublease term (including all renewal and extension rights of any kind) does not extend past the stated Expiration Date; (ii) the intended use by the sublessee does not violate any deed restrictions affecting the Project; and (iii) the sublessee's use would not violate any then existing leases within the Project. Unless the subletting is to a Permitted Transferee, the prior consent of Landlord is required, such consent not to be unreasonably withheld or delayed. To the extent the rentals or income derived from any sublease or assignment exceed the rentals due hereunder, such excess rentals and income shall be shared equally by Tenant and Landlord. If this Lease or any part hereof is assigned or the Premises or any part thereof are sublet, Landlord may at its option collect directly from such assignee or sublessee its share of all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder. Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent direct to Landlord upon receipt of notice from Landlord and Tenant agrees that any such payments made by an assignee or sublessee to Landlord shall, to the extent of the payments so made, be a full and complete release and discharge of rent owed to Tenant by such assignee or sublessee. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises or any part thereof shall not be deemed a waiver of the above covenant in this Lease against assignment and subletting or a release of Tenant under this Lease.

Liability. Tenant will remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant under this Lease after any assignment or subletting unless Landlord executes and delivers a written instrument expressly releasing Tenant from liability. If Landlord does not execute and deliver a release, Landlord may enforce the provisions of this Lease against 'Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

Consent. Consent by Landlord to a particular assignment or sublease will not be deemed to be a consent to any other or subsequent transaction. If this Lease is assigned without the permission of Landlord, Landlord may nevertheless collect Rent from the assignee or sublessee and apply the net amount collected to the Rent payable by Tenant without waiving any provisions of this Lease or releasing Tenant from the performance of the obligations of the Tenant under this Lease.

DEFAULT

Tenant Default.  Each of the following is a "Tenant Default":

     Tenant fails to pay all or any part of the Rent within 10 days following written notice to Tenant by Landlord.
     Tenant fails to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) within 30 days following written notice to Tenant from Landlord (plus such additional [not to exceed 60 days] time as may be required to cure a default which, despite diligent continuous effort, cannot by its nature be cured within the 30-day period).
     A receiver, trustee, or liquidator of the property of Tenant is appointed by any regulatory authority having jurisdiction over Tenant or Tenant voluntarily enters into a consent decree with any regulatory authority having Jurisdiction over Tenant for the appointment of a receiver of the property of Tenant and the receiver, trustee, or liquidator appointed is not discharged within 90 days after the appointment.
     Abandonment of any material portion of the Premises.
Landlord's Remedies. If a Tenant Default occurs, Landlord may exercise one or more of the following remedies at any time prior to the curing of Tenant's Default without waiving any of Landlord's other rights under this Lease or available to Landlord at law or in equity (Landlord's rights being cumulative):

     Terminate this Lease;
     Terminate Tenant's right to possession without terminating this Lease; and

     Without court proceedings, re-enter and repossess the Premises and remove all persons and property from the Premises.
If Landlord elects to terminate this Lease, it may treat the Tenant Default as an entire breach of this Lease; and Tenant will be liable to Landlord for damages equal to (i) the cost of recovering and reletting the Premises, including, without limitation, the reasonable cost of remodeling the Premises with Building standard improvements and leasing commissions attributable to the unexpired portion of the Term; (ii) all unpaid Rent and other amounts earned or due as of the termination date; and (Iii) the discounted present value of the amount by which the Base Rent for the remainder of the Term exceeds the then net fair market rental value of the Premises for the same period of time. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Landlord may rent all or any portion of the Premises for the account of Tenant to any person or persons, for such rent, and on such terms and conditions as Landlord deems appropriate; and Tenant will be liable to Landlord for the amount, if any, by which the Rent for the unexpired balance of the Term exceeds the amount received by Landlord from the reletting, after deducting the reasonable costs of repossession, reletting, remodeling, and other expenses incurred by Landlord. Tenant must pay this amount in monthly installments on the first day of each remaining month of the Tenn. Landlord is not liable for failure to collect the rent due under the reletting, and Tenant is not entitled to any excess rents received by Landlord. All rights and remedies of Landlord are cumulative and not exclusive. Tenant agrees to surrender possession of the Premises.

Costs. If a Tenant Default occurs, Tenant must reimburse Landlord on demand for all costs reasonably incurred by Landlord in connection with the Tenant Default, including, but not limited to, reasonable attorneys' fees and court costs.

Landlord Default. A "Landlord Default" occurs if Landlord falls to fulfill or perform, in whole or in part, any of its obligations under this Lease within 30 days following written notice to Landlord from Tenant specifying the nature of the default or, having so commenced, thereafter fails to diligently and continuously (subject to force majeure) cure the default.

Tenant's Remedies. If a Landlord Default occurs, Tenant may exercise one or more of the following remedies at any time prior to the curing of Landlord's Default without waiving any of Tenant's other rights under this Lease or available to Tenant at law or in equity (Tenant's rights being cumulative):

     Perform Landlord's obligations and offset the reasonable costs and expenses incurred by Tenant in doing so against future Rent as it becomes due; and
     Sue Landlord for damages suffered by Tenant as a consequence of Landlord's default.
Non-Waiver. The failure of either party to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease will not prevent that party from exercising its rights with respect to any subsequent act or omission, whether similar or dissimilar. Landlord may accept Tenant's Rent payment while a Tenant Default exists, with or without knowledge of the Tenant Default, without waiving the Tenant Default, reinstating this Lease or Tenant's right of possession if' either or both have been terminated, or affecting any notice, election, action, or suit by a patty. No provision of this Lease will be deemed to have been waived by either party unless the waiver is in writing signed by the party to be charged, Acceptance of a surrender of the Premises by Landlord must be expressed in a writing signed by Landlord.

Mitigation. If either party defaults, the other party agrees to use commercially reasonable efforts to mitigate its damages.


SIGNAGE

Building Name. The name of the Building will be the Wells Fargo Bank Building, and Tenant has exclusive name and exterior signage rights with respect to the Building during the Term. Notwithstanding the foregoing, if the Building is a multi-tenant building, Landlord may erect exterior building signage for other tenants with the prior written consent of Tenant, such consent not to be unreasonably withheld, conditioned, or delayed, and which consent will be deemed given if Tenant fails or refuses to respond to Landlord's request for consent within 30 business days of Landlord's request. Further, Landlord may erect and maintain marquee signs on the Project without Tenant's prior consent so long as the sign does not block or obscure the view of Tenant's then existing signage.

Other Signs. Landlord consents to and approves all signs of Tenant existing on or within the Premises, Building, or Project as of the Commencement Date so long as those signs comply with all applicable laws, ordinances, codes, and regulations. All signs, banners, lettering, placards, decorations, and advertising media that can be viewed from the exterior of the Premises must conform in all respects to the requirements, if any, of all applicable laws, ordinances, codes, and regulations and must be kept in good condition and proper operating order. Tenant must, if requested by Landlord to, remove all signs following the expiration or earlier termination of this Lease so long as the removal is completed within 15 business days following the expiration or earlier termination date and Tenant, at Tenant's expense, restores the surface to which the signs were attached to its original condition. If Tenant fails to remove all signs within the 15-day period, the signs become the property of Landlord without any credit or compensation to Tenant. Tenant agrees to indemnify and defend Landlord from all loss, damage, cost, expense, and liability in connection with loss of life, bodily injury and/or damage to property of Landlord or any other person arising out of Tenant's removal, storage, or disposal of its signs. If Tenant changes its name at any time, Tenant may change or replace its signage to reflect the changed name.

Change of Name. Tenant has the right, at any time, to change any of Tenant's signage in and on the Building which includes Tenant's name or trademark. Landlord retains the right to approve or disapprove of the aesthetic content of any change in signage that is not dictated or permitted by any corporate signing, graphics, and lettering policies, as amended from time to time, that are followed by Tenant or Tenant's parent company, and their successors and assigns. Landlord must respond in writing to Tenant's request for approval within 15 Business Days from receipt of the schematics of Tenant's signage. If Landlord fails to respond during this 15-day period, it will be deemed to have approved the change in signage. Tenant will bear the costs of changing its signage and any Building signage that includes Tenant's signage.


MISCELLANEOUS

Amendment. This Lease may not be modified or amended, in whole or in part, except in a writing signed by all parties to this Lease.

Severability. If any term or provision of this Lease is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remaining terms and provisions of this Lease will not be affected.

Estoppel Certificates. At the request of either party, Landlord and Tenant agree to execute and acknowledge a certificate stating, among other things, the Commencement Date and Expiration Date, whether this Lease is in full force and effect, whether any amendments or modifications exist, and whether there are any defaults under the Lease.

Authority. Landlord represents to Tenant that (i) it is an entity, duly authorized and existing under the laws of the state in which it is domiciled and is qualified to do business in the State of Texas, (ii) it has full right and authority to enter into this Lease, (ill) the person signing on behalf of Landlord is authorized to do so, and (iv) the execution and delivery of this Lease by Landlord will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Landlord is a party or by which Landlord may be bound. Tenant represents to Landlord that (A) it is a national banking association and is qualified to do business in the State of Texas, (B) it has full right and authority to enter into this Lease, (C) the person signing on behalf of Tenant is authorized to do so, and (D) the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

Removal of Tenant's Equipment.
         Tenant's Equipment is the property of Tenant. The term "Equipment" includes, regardless of the manner of installation all furnishings, art work, furniture, sign faces, computers, computer related equipment or property, air conditioning units installed by Tenant, cabling, tubing, pneumatic tubing, ATMs and other electronic equipment, safes, halon systems, security systems, communications equipment, and other equipment or property used by Tenant in its operations. Equipment does not include vaults (other than mobile vaults) or teller lines.
         Tenant may continue to store certain Tenant's Equipment on the basement level of the Building ("Basement Space") until October 31, 2000, without charge. If Tenant fails to remove all Tenant's Equipment from the Basement Space on or before October 31, 2000, Tenant agrees to pay rent on any portion of the Basement Space still occupied at the same rate per square foot of Rentable Area as it currently is paying for the Premises, together with Tenant's Share of Operating Expenses and Tax Expense applicable to the occupied Base Space, commencing on November 1, 2000 and continuing throughout the Term of this Lease.
         Upon the expiration or other termination of this Lease, Tenant must, if requested by Landlord, remove all Tenant's Equipment from the Premises so long as the removal is completed within 15 business days following the expiration or termination of the Term and Tenant, at its sole cost and expense, repairs any damage caused by the removal. Any Tenant's Equipment not removed within the 15-day period will become the property of Landlord.
Successors and Assigns. Subject to the limitations and conditions set out elsewhere in this Lease, this Lease is binding upon and inures to the benefit of the parties to the Lease and their respective heirs, legal representatives, successors, and permitted assigns and/or sublessees. The term "Landlord", as used in this Lease, means only the owner of the Project at the time in question so far as the performance of any covenants or obligations on the part of Landlord under this Lease arc concerned. If title to the Project is transferred, the party conveying title is relieved of all liability and obligations of the Landlord arising under this Lease from and after the date of the transfer if:
(i) the transferee assumes in writing all of the liabilities and obligations of the transferor and (ii) the transferor and transferee jointly notify Tenant, in writing, of the transfer of the Project, including, the address of the transferee for notice purposes. Until these conditions are satisfied, the transferor is not released from its liabilities or obligations under this Lease, nor will Tenant have any liability to the transferee for the payment of Rent or other sums due under this Lease.

Notice. Except as otherwise provided in this Lease, any statement, notice, demand, or other communication that Landlord or Tenant gives to the other is sufficient if the notice is (1) hand delivered, (ii) sent by registered or certified mail, return receipt requested, or (iii) delivered by third party commercial delivery service, in each instance addressed at the address(es) specified in Section 1. 1(r) or at other address(es) designated by the other party in accordance with this Section. Each notice given in accordance with this
Section is effective when actually received by the addressee with written evidence of receipt if it is hand delivered or delivered by third party commercial delivery service or when deposited in a receptacle of the United States mail if it is mailed.

Headings. The captions in this Lease are inserted as a matter of convenience for reference purposes. They do not define, limit, or describe the scope or the intent of any provision of this Lease.

Number and Gender. All genders used in this Lease include the other genders. The singular includes the plural, and the plural includes the singular.

Governing Law. This Lease will be construed and enforced in accordance with the internal laws of the State of Texas without regard to choice of law or conflicts of laws rules.

Inability to Perform. Notwithstanding Section 16.14, whenever a period of time is prescribed in the Lease for the taking of any action (other than monetary obligations) by Landlord or Tenant, neither Landlord nor Tenant is liable or responsible for any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of either such party, and any days of delay that result from any of these events will be excluded from the computation of the time period. Furthermore, the nonperformance or delay in performance by either such party does not constitute a breach or default under this Lease, constitute a total or partial eviction, constructive or otherwise, by Landlord or Tenant, nor give rise to any claim against either Landlord or Tenant for damages.

Broker. Landlord and Tenant represent and warrant to the other that they have dealt only with the Broker(s) named in Section 1.1(n) in connection with this Lease and that, insofar as they know, no other broker negotiated or is entitled to any commission in connection with this Lease. Landlord will pay any commission owed to Broker(s) and will indemnify and defend Tenant from and against all claims (and costs of defending against and investigating such claims) of any broker or similar parties, including Broker(s), claiming under Landlord in connection with this Lease.

Entire Agreement. All Exhibits, Addenda, and Schedules attached to this Lease are incorporated in and made a part of this Lease for all purposes. This Lease, together with all Exhibits, Addenda, and Schedules attached hereto, contains the entire agreement between Landlord and Tenant with respect to the subject matter in this Lease. Tenant acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Project, the Premises, Landlord's services, or any other matter that are not expressly set out in this Lease and that Tenant will not acquire any rights, casements, or licenses by implication or otherwise except those expressly set out in this Lease, if any. Further, the terms and provisions of this Lease may not be construed against or in favor of either party merely because that party is the "Landlord" or the "Tenant" or because that party or its counsel drafted this Lease.

Time of Essence. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

Parking. Tenant has the right to use the parking facilities of the Building, subject to Landlord's reasonable rules and regulations for the parking facilities, all as more particularly set out in Exhibit C to this Lease. Landlord may not alter, reduce, or modify any parking areas or take any other actions regarding the parking areas that would adversely affect Tenant or its customers, invitees, or employees.

Tenant Taxes. Tenant must pay, or cause to be paid, before delinquency, any taxes levied or assessed on Tenant's Equipment and non-Building standard fixtures that become payable during the Term. If the assessed value of the Project is increased by inclusion of Tenant's Equipment and fixtures in the Premises and Landlord elects to pay the taxes, charges, and other assessments based on the increase, Tenant must reimburse Landlord within 30 days following demand for the portion of the taxes, charges, and other assessments for which Tenant is primarily liable under this Lease.

Attorneys' Fees. If either party defaults in the performance of any of the terms, agreements, or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease in the hands of any attorney who files suit on behalf of that party, the prevailing party in the suit may recover its reasonable attorneys' fees from the other party.

Exclusive. Landlord agrees that it will not lease any portion of the remainder of the Building or the Project to (i) a full service retail state, national, or banking association, state or federal savings and loan association, federal savings bank, credit union, or mortgage company on the first floor of the Building; (ii) any tenant whose business, as of the date of execution of such tenant's lease, would attract public protest or demonstration to the Project that materially disrupts or interferes with the conduct of Tenant's business within the Premises or the safe access of Tenant's employees or customers to the Premises (collectively, the "Prohibited Tenants"). For purposes of this Section, an entity will be considered to be conducting a "full service retail" operation if it accepts cash deposits or accepts cash deposits and makes loans to its customers through a walk-up or drive-thru facility (including an ATM facility) located in the Building or on the Project. Nothing in this Section limits Landlord's right to lease or rent to a brokerage company, investment company, mortgage company, or any other business entity that is not a Prohibited Tenant, regardless of whether the other tenant sells or provides services that arc the same or similar to any services also provided by Tenant so long as these businesses are not located on (and are not permitted to advertise on) the 1st floor of the Building.

Conflict. If a conflict exists between the terms and provisions of this Lease and the terms and provisions of any Exhibit, Addenda, or Schedule to this Lease, the terms and provisions of the Exhibit, Addendum, or Schedule will control to the extent of any conflict.

Waiver of Landlord's Lien. Landlord expressly waives and releases any liens, security interests, claims, demands, causes of action, and other rights Landlord now has or hereafter may acquire with respect to any of Tenant's Equipment or other property now or hereafter located in the Premises or the Project.

Limitation of Landlord's Liability. If Tenant recovers a money judgment against Landlord, Landlord's liability is limited to its right, title, and interest in the Project as the same may then be encumbered.

     EXECUTED on June 27, 2000, to be effective as of the date and year first above written.

                           LANDLORD:

                           1500 BROADWAY LTD.
                           a Texas limited partnership

                           By:      Cummings-Baccus Broadway LLC


                           By:      /s/ M. Buckner Baccus
                                 ---------------------------------
                           Name:        M. Buckner Baccus
                                 ---------------------------------
                           Title:       Managing Member
                                 ---------------------------------

                           TENANT:

                           WELLS FARGO BANK TEXAS, N.A.
                           a national banking association


                           By:      /s/ William A Holik
                                 ---------------------------------
                                        William A. Holik, Senior Vice President



                                   EXHIBIT "A"
                                   -----------

TRACT 1: Tract "A", Block Ninety-Eight (98), a replat of Lots One (1) through Twenty (20), Original Town of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 1737, Page 783, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a point In the South right-of-way line of 1Oth Street, a 75 foot wide public street, which bears N. 90(0)00'00" E. a distance of 15.00 feet from a cross found cut on concrete at the original Northwest comer of Block 98, Original Town of Lubbock;

THENCE N. 90(0)00'00" E., along the South right-of-way line of 1Oth Street, a distance of 240.00 feet to a point of curvature from whence a "crow's foot" found cut on concrete bears N. 90(0)00'00" E. 15.00 feet;

THENCE Southeasterly around a curve to the right, said curve having a radius of
15.00 feet, a central angle of 90(0), tangent lengths of 15.00 feet, a chord distance of 21.21 feet, and an arc length of 23.56 feet to a point of tangency in the West right-of-way line of Avenue "N", a 75 foot wide public street;

THENCE S. 00(0)00'00" E., along the West right-of-way line of Avenue "N", a distance of 122.50 feet to a "crow's foot" found cut on concrete at the most Easterly Southeast comer of this tract;

THENCE S. 90(0)00'00" W. a distance of 135.00 feet to a cross found cut on concrete at an "ell" corner of this tract;

THENCE S. 00(0)00'00" E. a distance of 122.50 feet to a cross found cut on concrete at the most Southerly Southeast comer of this tract in the North right-of-way line of Main Street, a 100 foot wide public street;

THENCE S. 90(0)00'00" W., along the North right-of-way line of Main Street, a distance of 120.00 feet to a point of curvature from whence a found railroad spike bears S. 90(0)00'00" W. 15.00 feet;

THENCE Northwesterly around a curve to the right, said curve having a radius of
15.00 feet, a central angle of 90(0), tangent lengths of 15.00 feet, a chord distance of 21.21 feet, and an arc length of 23.56 feet to a point of tangency in the East right-of-way line of Avenue "0", a 75 foot wide public street;

THENCE N. 00(0)00'00" W., along the East right-of-way line of Avenue "0", a distance of 230.00 feet to a point of curvature from whence a cross found cut on concrete bears N. 00(0)00'00" W. 15.00 feet;

THENCE Northeasterly around a curve to the right, said curve having a radius of
15.00 feet, a central angle of 90(0), tangent lengths of 15.00 feet, a chord distance of 21.21 feet, and an arc length of 23.56 feet to the Point of Beginning.

TRACT II: Lots One (1) through (10), Block One Hundred Thirteen (113), and that alley closed by City Ordinance 6532 and included therein, Original Town of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 5, Page 384, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a cross found cut an concrete In the North right-of-way line of Broadway, a 100 foot wide public street, at the Southeast comer of Lot 10, Block 113, Original Town of Lubbock;

THENCE S. 90(0)00'00" W., along the North right-of-way line of Broadway, a distance of 125.00 feet to a cross found cut on concrete in the East line of a public alley at the Southwest comer of Lot 6, Block 113, original Town of Lubbock;

THENCE N. 00(0)00'00" W, along the East line of said public alley, at 125.00 feet pass the South line of a closed alley, at 145.00 feet pass the North line thereof, continuing for a total distance of 270.00 feet to a cross cut on concrete In the South right-of-way line of Main Street, a 100 foot wide public street, for the Northwest comer of Lot 1, Block 113, Original Town of Lubbock;

THENCE N. 90(0)00'00" E., along the South right-of-way line of Main Street, a distance of 124.90 feet (called to be N. 90(0)00'00" E. 125.00 feet) to a cross cut on concrete in the West right-of-way line of Avenue "0", a 75 foot wide public street, for the Northeast comer of Lot 5, Block 113, Original Town of Lubbock;

THENCE S. 00(0)01'20" E., along the West right-of-way line of Avenue "0", at
125.00 feet pass the North line of a closed alley, at 145.00 feet pass the South line thereof, continuing for a total distance of 270.00 feet (called to be S. 00(0)00'00" E. 270.00 feet) to the Point of Beginning. **

TRACT III: Lots One (1) through Six (6), Neat and Alexander Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 26, Page 130, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a cross found cut on concrete In the North right-of-way line of Broadway, a 100 foot wide public street, at the Southeast comer of Lot 1, Neal and Alexander Addition to the City of Lubbock;

THENCE S. 90(0)00'00" W., along the North right-of-way line of Broadway, a distance of 300.00 feet to a cross found cut on concrete at the Southwest comer of Lot 8, Neal and Alexander Addition;

THENCE N. 00(0)00'00" W. a distance of 125.00 feet to a cross found cut on concrete in the South line of a 20 foot public alley at the Northwest comer of said Lot 6;

THENCE N. 90(0)00'00" E., along the South line of a 20 foot alley, a distance of
300.00 feet to an 80-penny nail with cap found in the West line of a public alley at the Northeast comer of Lot 1, Neil and Alexander Addition;

**Save and except the portion out of Tract Il which is more fully described as follows:

BEGINNING at the Northwest comer of Lot 6, Block 113 of the Original Town of Lubbock, Lubbock County, Texas;

THENCE North a distance of 10.00 feet to a point;
THENCE East a distance of 50.00 feet to a point;
THENCE South a distance of 10 .00 feet to the Northeast comer of Lot 7, Block
113;
THENCE West a distance of 50.00 feet to the Point of Beginning.
THENCE S. 00(0)00'00" E., along the West line of a public alley, a distance of
125.00 feet to the Point of Beginning.

TRACT IV: The East Half of Lot Eighteen (18), and Lots Nineteen (19) through Twenty-Four (24). Neal and Alexander Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 26, Page 130, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a 60-penny nail with cap set In the South right-of-way line of Main Street, a 100 foot wide public street, for the Northeast comer of Lot 24, Neal and Alexander Addition;

THENCE S. 00(0)00'00" E., along the West line of a public alley, a distance of
125.00 feet to a 1/2" iron rod with cap found In the North line of a 20 foot public alley at the Southeast comer of said Lot 24;

THENCE S. 90(0)00'00" W., along the North line of a 20 foot alley, a distance of
325.00 feet to a 1/2" iron rod with cap found at the Southwest comer of the East Half of Lot 18, Neal and Alexander Addition;

THENCE N. 00(0)00'00" W. a distance of 125.00 feet to a 1/2" Iron rod with cap found in the South right-of-way line of Main Street at the Northwest corner of the East Half of said Lot 18;

THENCE N. 90(0)00'00" E., along the South right-of-way of Main Street, a distance of 325.00 feet to the Point of Beginning.

TRACT V:  PARCEL I (Fee Simple):

METES AND BOUNDS DESCRIPTION of all of Block 114, and those alleys closed by City Ordinances 666, 3821 and 4909 and included therein, Original Town of Lubbock, Lubbock County. Texas, according to the Map, Plat and/or dedication deed thereof recorded in Volume 5, Page 384, Deed Records of Lubbock County, Texas, SAVE AND EXCEPT that ground lease portion held by Fern Cone as recorded in Volume 963, Page 528. Deed Records of Lubbock County, Texas, the remainder of Block 114 being further described as follows:

BEGINNING at a cross cut on a metal grate in the South right-of-way line of main Street, a 100 foot wide public street for the Northwest comer of Lot 1, Black 114, Original Town of Lubbock;

THENCE N. 90(0)00'00" E., along the South right-of-way line of Main Street, at
125.00 feet pass the West line of a closed alley, at 145.00 feet pass the East line thereof, continuing for a total distance of 270.00 feet to a 1/2" iron rod with cap found in the West right-of-way line of Avenue "N", a 75 foot wide public street at the Northeast corner of Lot 16, Block 114, Original Town of Lubbock;

THENCE S. 00(0)01'20" E., along the West right-of-way line of Avenue 'N", a distance of 269.75 feet (called to be S. 00(0)00'00' E. 270.00 feet) to a "crow's foot" found cut on concrete in the North right-of-way line of Broadway, a 100 foot wide public street, at the Southeast corner of Lot 15, Block 114, Original Town of Lubbock;

THENCE S. 90(0)00'00" W., along the North right-of-way line of Broadway at
125.00 feet pass the East line of a closed alley, continuing for a total distance of 135.00 feet to a cross cut on concrete for the Southeast comer of that ground lease held by Fern Cone as recorded in Volume 963, Page 528;

THENCE N. 00(0)01'20" W., along the East line of said ground lease and the center line of a 20 foot closed alley, a distance of 124.87 feet (called to be N. 00(0)00'00" W. 125.00 feet) to a point';

THENCE S. 99(0)00'00" W. a distance of 10.00 feet to the Northeast corner of Lot 10, Block 114, Original Town of Lubbock;

THENCE N. 00(0)01'20" W. a distance of 10.00 feet (called to be N. 00(0)00'00"
W. 20.00 feet) to the Southeast corner of Lot 5, Block 114, Original Town of Lubbock;

THENCE S. 90(0)00'00" W., along the North line of said ground lease and the North line of a 20 foot closed alley, a distance of 125.00 feet to a cross cut on concrete In the East right-of-way line of Avenue "0", a 75 foot wide public street, for the Northwest corner of said ground lease and the Southwest comer of Lot 1, Block 114, Original Town of Lubbock;

THENCE N. 00(0)01'20" W., along the East right-of-way line of Avenue "0", a distance of 154.88 feet (called to be N. 00(0)00'00" W. 125.00 feet) to the Point of Beginning, and containing 53,475 square feet or 1.2276 acres of land.

PARCEL II (Leasehold): All of Lots Six (6), Seven (7), Eight (8), Nine (9) and Ten (10), Block One Hundred Fourteen (114), of the Original Town of Lubbock, Lubbock County, Texas;

The West One-Half (W/2) of the tract previously represented by the North-South alley located between Lots Ten (10) and Eleven (11) in Block One Hundred Fourteen (114) of the Original Town of Lubbock, Lubbock County, Texas, which alley was closed by the Governing Body of the City of Lubbock by Ordinance No. 666;

All of the right, title and interest of Fern Cone in and to that certain East-West alley located in Block One Hundred Fourteen (114) of the Original Town of Lubbock, Lubbock County, Texas, being adjacent to the North boundary line of Lots Six (6), Seven (7), Eight (8), Nine (9), and Ten (10), and the South boundary line of Lots One (1), Two (2), Three (3), Four (4), and Five (5), of said Block One Hundred Fourteen (114), of the Original Town of Lubbock, Lubbock County, Texas;

PARCEL III (Easement): Franchise to construct, maintain and operate lines, mains, pipes and conduits for the transmission of water, hot water, steam, electric power, gas, telephones, sewage and any other utility service and underground passageways and a pneumatic tube system under and across Broadway granted by the Governing Body of the City of Lubbock by Ordinance No. 5113.

TRACT VI: Lots One (1) through Five (5) and Lots Sixteen (16) through Twenty
(20), Block One Hundred Twenty-Eight (128), and that alley closed by City Ordinance 4909 and included therein, Original Town of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 5, Page 384, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a cross found cut on concrete in the South right-of-way line of Broadway, a 100 foot wide public street, at the Northwest corner of Lot 1, Block 128, Original Town of Lubbock;

THENCE N. 90(0)00'00" E., along the South right-of-way line of Broadway, at
125.00 feet pass the West line of a closed alley, at 145.00 feet pass the East line thereof, continuing for a total distance of 270.00 feet to a cross found cut on concrete in the West right-of-way line of Avenue "N", a 75 foot wide public street, at the Northeast comer of Lot 16, Block 128, Original Town of Lubbock;

THENCE S. 00(0)08'00" E., along the West right-of-way line of Avenue "N", a distance of 114.70 feet (called to be S. 00(0)00'00" E. 115.00 feet) to a concrete nail with cap found in the North line of a 15 foot public alley at the Southeast comer of said Lot 16;

THENCE S. 89(0)56'00" W., along the North line of a 15 foot alley, a distance of
270.35 feet (called to be S. 90(0)00'00" W. 270.00 feet) to a 1/2" iron rod with cap found in the East right-of-way line of Avenue "0", a 75 foot wide public street, at the Southwest corner of Lot 1, Block 128, Original Town of Lubbock;

THENCE N. 00(0)02'30" E., along the East right-of-way line of Avenue "0", a distance of 115.00 feet (called to be N. 00(0)00'00" E. 115.00 feet) to the Point of Beginning.

NOTE: The Company does not represent that the above square footage or acreage calculations are correct.

                                   EXHIBIT "B"
                                   -----------

                              RULES AND REGULATIONS
                              ---------------------

     1. Landlord may prescribe the weight, position and manner of installation of safes or other heavy equipment which, if considered necessary by Landlord, must be installed in a manner that insures satisfactory weight distribution. The time, routing, and manner of moving safes or other heavy equipment is subject to prior approval by Landlord.

     2. Tenant, or the employees, agents, servants, visitors or licensees of Tenant may not place, leave, or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or on the Project.

     3. No animals or birds may be kept in or about the Premises or the Project.

     4. Canvassing, soliciting, or peddling in and around the Premises or the Project is prohibited. Notwithstanding the preceding sentence, Tenant may place posters, brochures, and other similar materials in near the entrance to its Premises, so long as the materials relate to the products or services being offered, are in good taste, and do not impede the other tenants and their customers, employees, and invitees from entering or leaving the Building.

     5. Landlord may exclude any person (other than Tenant's employees) from the Premises or the Project after customary business hours as set out in the Premises or the Lease. Any person in the Project is subject to identification by employees and agents of Landlord. All persons in or entering the Premises or the Project must comply with the security policies of the Project. If Tenant desires any additional security service for the Premises, Tenant may obtain such additional service at Tenant's sole cost and expense. Tenant will keep doors to unattended areas locked and exercise reasonable precautions to protect property from theft, loss, or damage. Except in the case of Landlord's gross negligence or willful misconduct, Landlord is not responsible for the theft, loss, or damage of any property or for any error with regard to the exclusion from, or admission to, the Project of any person. During any invasion, mob activity, or riot, Landlord reserves the right to prevent access to the Project by closing the doors or taking other measures for the safety of the tenants and protection of the Project and property or persons therein.

     6. Except for any preparation of food for luncheons, receptions, or other special functions sponsored by Tenant, Tenant may not cook or operate any restaurant, luncheonette, or cafeteria for the sale or service of food or beverages to its employees or to others, without Landlord's approval. If Landlord approves the activity, Tenant must comply with any ordinances, rules, laws, and regulations affecting the Project and any of Landlord's requirements. Tenant may, however, operate a coffee bar, refrigerator, ice machines, and vending machines and allow the use of a microwave oven for its employees.

     7. Tenant may not bring, or permit to be brought or kept, in or on the Premises or Project any flammable, combustible, corrosive, caustic, poisonous, or explosive substance in violation of any applicable federal or state laws or regulations pertaining to environmental protection or occupational health and safety, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of light, radiation, magnetism, noise, odors, and/or vibrations.

     8. Except in connection with any construction of tenant improvements or other permitted alterations to the Premises, Tenant may not mark, paint, drill into, or in any way deface any part of the Project or the Premises. Tenant may not install any resilient tile or similar floor covering in the Premises without Landlord's prior approval. The use of cement or other similar adhesive material is expressly prohibited in the Premises and Project.

     9. Landlord must furnish 2 keys for each lock on the exterior doors to the Premises and, at Tenant's request expense, provide additional duplicate keys. All keys must be returned to Landlord upon the termination of this Lease. Tenant must give Landlord the combinations of all safes, vaults, and combination locks remaining with the Premises.

     10. Tenant will notify Landlord promptly (i) of theft, unauthorized solicitation, or accident in the Premises or in the: Project, (ii) of any defects in or hazardous conditions in the Premises or Project or in any fixtures or equipment located in the Premises or Project, and (iii) of any known emergency in the Project.

     11. The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord may not perform any work or do anything outside of their regular duties unless under special instructions from the office of Landlord.

     12. Tenant may not place a load on any floor of the Premises that exceeds the designated load per square foot for that floor and that is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant that cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Project or to the Premises to such a degree as to be objectionable to Landlord or that interfere with the use or enjoyment by other tenants of their premises or the public portions of the Project must be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

     13. Tenant may not place, install, or operate any engine, stove, or machinery, or conduct mechanical operations within the Premises or any other part of the Project without the written consent of Landlord.

     14. No portion of the Premises or any other part of the Project may be used or occupied as sleeping or lodging quarters.

     15. Tenant will keep any portions of the Premises that are visible from public areas neat and orderly at all times.

     16. The toilet rooms, urinals, wash bowls, and other apparatus in the Premises or Project may not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever may be thrown into any of them.

     17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs.

     18. Directories will be placed in the Building by Landlord, at Landlord's sole cost and expense, and no other directories shall be permitted.

     19. Landlord reserves the right, without the approval of Tenant, to add, amend, rescind, or replace any rules and regulations. The new rules must be reasonable and must not materially impair or detrimentally affect the operation of Tenant's business. No rules may be added or amended without prior written notice to Tenant. If any conflict, inconsistency, or other difference exists or arises between the terms and provisions of these rules and regulations and any lease now or hereafter in effect between Landlord and an, tenant in the Building (including Tenant), the terms of the lease will control.

                                   EXHIBIT "C"
                                   -----------

                                     PARKING
                                     -------

     1. Landlord agrees to provide to Tenant, at no additional cost or expense to Tenant, throughout the Term of the Lease, 19 reserved parking spaces on the Project. These spaces will be located in the area commonly referred to as the former motorbank facility on the ground level of the parking garage. Tenant has the non-exclusive use of the remainder of the parking areas located on all of the parking facilities of the Project.

     2. Tenant must comply with all traffic, security, safety, and other rules and regulations promulgated from time-to-time by Landlord. If any of the above parking spaces are, or become unavailable, at any time or from time-to-time throughout the Term (or any Renewal Term), regardless of cause, the Lease will continue in full force and effect, but Landlord must provide Tenant with substitute parking spaces for those spaces rendered unavailable within 3 days thereafter. Landlord is not obligated to police or enforce the use of the assigned or designated spaces other than to agree to their designation as "bank customer parking only." Landlord will not interfere, however, with Tenant's reasonable actions to police or enforce the use of such assigned or designated spaces.

                                   EXHIBIT "D"
                                   -----------
                                 RENEWAL OPTION
                                 --------------

     1. Grant of Option. If the Lease is still in full force and effect and Tenant is not then in default under the Lease, Tenant has the right and option to renew this Lease for two consecutive additional periods of 5-years each (each term being called a "Renewal Term"), on the following terms and conditions:

          (a) The Base Rent ("Renewal Rate") during each Renewal Term will be at the then current market rental rate for comparable space and a comparable term in buildings similar to the Building in the same rental market. The Renewal Rate will be adjusted in accordance with this Exhibit with respect to each Renewal Term for which Tenant exercises the option.

          (b) Tenant must notify Landlord that Tenant is interested in exercising each renewal option not less than 12 months before the expiration of the then-current Term. If Landlord does not receive: the notice on or before the deadline, Tenant will be deemed to have elected not to exercise the renewal option.

          (c) Within30 days after Landlord receives Tenant's notice, Landlord will provide Tenant with the Renewal Rate for the applicable Renewal Term.

          (d) Within 30 days after Landlord notifies Tenant of the Renewal Rate for the next Renewal Term, Tenant must notify Landlord that (i) Tenant desires to exercise the renewal option upon the terms specified by Landlord or (ii) Tenant does not desire to exercise the renewal option. If Tenant fails to notify Landlord within the 30-day time period, Tenant will be deemed to have elected to exercise the renewal option on the terms specified in Landlord's notice.

          (e) The leasing of the Premises by Landlord to Tenant during a Renewal Term will be on the same terms and conditions set out in the Lease, except that (i) Tenant will pay Base Rent to Landlord in monthly installments at the Renewal Rate and (ii) Tenant's renewal options will be reduced by the option exercised.

                     MODIFICATION AND RATIFICATION OF LEASE

THIS AGREEMENT made as of this 1st day of August, 2000, by and between 1500 Broadway LTD, (hereinafter referred to as "Lessor") and Wells Fargo Bank Texas, National Association (hereinafter referred to as "Lessee").

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease Agreement dated June 27, 2000, covering approximately 58,000 square feet of net rentable area on the first and second (1st & 2nd) floors of that certain building known as The Wells Fargo Bank Building (hereinafter called the "Building") located at 1500 Broadway, Lubbock, Texas, 79804; and

WHEREAS, it is the desire of the parties hereto to amend said Lease in certain aspects;

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived therefrom, it is hereby agreed by and between the parties effective August 1, 2000 that said Lease shall be amended as follows;

          1. All recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.

          2. Lessee will lease an additional 2,300 rentable square feet located on the 5th floor (Suite 501) for the a period of three
               (3) years.

          3. Lessor and Lessee agree that the size of the premises will be increased by 2.300 square feet, from 58,000 square feet to 60,300 square feet.

          4.   Lessee's prorata share shall be 29.41%.

          5. Lessor and Lessee agree that effective August 1, 2000 the monthly Base Rent for the leased premises shall be $52,762.50 per month during the term of the lease.

          6.   Lessee agrees to accept the premises "as-is".

          7. Lessee agrees that Lessee and/or Lessee's Contractor will not perform any work not previously scheduled through Lessor and that no work whatsoever will be performed above the drop-in ceiling without the express and prior written consent of the Lessor.

          8. Lessor reserves the right to install a sprinkler system to the premises at any time during the term of this Lease.

          9. Excepting the above, in all other respects, the Lease dated June 27, 2000 shall remain in full force and effect,

IN WITNESS WHEREOF, the parties hereto have executed this Modification and Ratification of Lease the day and year first above written.

TENANT:                                    LANDLORD:

WELLS FARGO BANK TEXAS, N.A.               1500 BROADWAY LTD.
a National Banking Association             Cummings-Baccus Broadway LLC
                                           in its capacity as General Partner


By:      /s/ William A. Holik              By:      /s/ M. Buckner Baccus
   --------------------------                 ---------------------------

Name:    William A. Holik                  Name:    M. Buckner Baccus
Its:     Sr. Vice President                Its:     Managing Member

                     MODIFICATION AND RATIFICATION OF LEASE
                              STORAGE AREA RE NTAL

THIS AGREEMENT made as of the 15" day of September 2000, by and between 1500 Broadway LTD, (hereinafter referred to as "Lessor") and Wells Fargo Bank Texas, National Association (hereinafter referred to as "Lessee").

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a Lease A01reement dated June 27, 2000 and modified on August 1, 2000, covering approximately 60,300 square feet of net rentable area on the first, second, and fifth (1st, 2nd & 5th) floors of that certain building known as the Wells Fargo Bank Building (hereinafter called the "Building") located at 1500 Broadway, Lubbock, Texas, 79401, and

WHEREAS, it is the desire of the parties hereto to amend said Lease in certain aspects;

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived therefrom, it is hereby agreed by and between the parties effective November 1, 2000 that said Lease shall be amended as follows:

          1. All recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.

          2. Lessee will lease in additional 5,389.9 rentable square feet located in the Basement as show on Exhibit "A" for a period of five (5) years.

          3. Lessor and Lessee agree that the size of the premises will be increased by 5,389.9 square feet, from 60,300 square feet to 65,689.9 square feet.

          4.   Lessee's prorata share will be 32.04%.

          5. Lessor and Lessee agree that effective November 1, 2000 the monthly Base Rent for the leased premises shall be $54,149.96 per month during the term of the lease.

          6.   Lessee agrees to accept the premises "as is".

          7. Lessee agrees that Lessee and/or Lessee's Contractor will not perform any work not previously scheduled through Lessor and that no work whatsoever will be performed above the drop-in ceiling without the express and prior written consent of the Lessor.

          8. Lessor reserves the right to install a sprinkler system to the premises at any time during the term of this Lease.

          9. Excepting the above, in all other respects, the Lease dated June 27, 2000 and modified on August 1, 2000 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Modification and Ratification of Lease the day and year first above written.


TENANT:                                       LANDLORD:

WELLS FARGO BANK TEXAS, N.A.                  1500 BROADWAY LTD.
a National Banking Association                Cummings-Baccus Broadway LLC
                                              in its capacity as General Partner


By:      /s/ Gary D. Williams                 By:      /s/ Ross M. Cummings
   --------------------------------               --------------------------

Name:             Gary D. Williams            Name:    Ross M. Cummings
     -------------------------------               --------------------

Its:     Vice President                       Its:     President
    --------------------------------               --------------

                     MODIFICATION AND RATIFICATION OF LEASE


     THIS AGREEMENT made as of this _23_ day of _July___, 2001, by and between 1500 Broadway LTD (hereinafter referred to as "Lessor") and Wells Fargo Bank Texas, national Association (hereinafter referred to as "Lessee").

                              W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into a Lease Agreement dated June 27, 2000, covering approximately 58,000 square feet of net rentable area oil the first and second floors of that certain building known as The Wells Fargo Bank Building (hereinafter called the "Building") located at 1500 Broadway, Lubbock, Texas; modified on August 1, 2000, adding 2,300 sq. ft. on the fifth floor, and September 15, 2000, adding 5,389.9 sq. ft. in the basement starting November 1, 2,000, and

     WHEREAS, it is the desire of the parties hereto to amend said Lease in certain aspects;

     NOW THEREFORE, in consideration of the premises and tile Mutual benefits to be derived there from, it 'is hereby agreed by and between the parties effective July 1, 2000 that said Lease shall be amended as follows:

1. All recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.

2. Per Section 2.5 or the Lease Agreement, Verification of Rentable Area, the Lessee's square footage will be adjusted upward by 1,541 rentable square feet on the 1st, 2nd and 5th floors and 2,198.3 square feet in the basement for the term of the existing Lease, ending on June 30, 2010.

3. Lessor and Lessee agree that Section 1.1 Part E, shall be revised to read, Rentable Area-Premises will be 69,429.2 square feet, and the Rentable Area-Building shall be 208,588 square feet.

4.   Lessee's prorata share shall be adjusted to 33.29%.

5. Lessor and Lessee agree that effective July 1, 2000 the monthly Base Rent for the leased premises shall be adjusted to $51,785.39 per month, until August 1, 2000 when the monthly rent was adjusted to $54,110.87 per month, until November 1, 2000 when the monthly rent was adjusted to $56,064.84 per month during the term of the lease.

6. The attached floor plans shall be referred to as Exhibit "A-1" of the Lease Agreement dated June 27, 2000.

7.   Lessee agrees to accept the premises "as-is".

8. Excepting the above, in all other respects, the Lease dated June 27, 2000 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Modification and Ratification of Lease the day arid year first above written.


TENANT:                                      LANDLORD:

WELLS FARGO BANK TEXAS, N.A.                 1500 BROADWAY LTD.
a National Banking Association               Cummings-Baccus Broadway LLC
                                             in its capacity as General Partner


By:      /s/ Gary Williams                   By:      /s/ Ross M. Cummings
   ---------------------------------            --------------------------

Name:    Gary Williams                       Name:    Ross M. Cummings
Its:     Vice President                      Its:     President